Exhibit 99.5

CISCO SYSTEMS, INC.

STOCK OPTION ASSUMPTION AGREEMENT

Dear _______________:

As you know, on January 5, 2007, (the “Closing Date”) Cisco Systems, Inc. (“Cisco”) acquired Tivella, Inc. (“Tivella”) (the “Acquisition”) pursuant to the Agreement and Plan of Merger by and among Cisco Systems, Inc., Anakin Acquisition Corp., and Tivella dated December 14, 2006 (the “Merger Agreement”). On the Closing Date you held one or more outstanding options to purchase shares of Tivella common stock granted to you under either of the 2002 Stock Option Plan or the 2006 Stock Incentive Plan (herein referred to collectively as the “Plans”). Pursuant to the Merger Agreement, on the Closing Date, Cisco assumed all obligations of Tivella under your outstanding option (or options). This Stock Option Assumption Agreement (the “Agreement”) evidences the terms of Cisco’s assumption of an option (or options) to purchase Tivella common stock granted to you under either of the Plans (the “Tivella Option(s)”), and documented by a stock option agreement (or stock option agreements) and any amendment(s) entered into by and between you and Tivella (the “Option Agreement(s)”), including the necessary adjustments for assumption of the Tivella Option(s) that are required by the Acquisition.

The table below summarizes your Tivella Option(s) immediately before and after the Acquisition:

TIVELLA OPTION				ASSUMED TIVELLA OPTION
Grant Date	Plan	No. of Tivella Shares	Exercise Price per Share	No. of Cisco Shares	Exercise Price per Share

The post-Acquisition adjustments are based on the Option Exchange Ratio of 0.0674958041 for stock options granted under the 2002 Stock Option Plan (the “2002 SOP”) and an Option Exchange Ratio of 0.0365430294 for stock options granted under the 2006 Stock Incentive Plan (the “2006 SIP”) (as determined in accordance with the terms of the Merger Agreement) and are intended to: (i) assure that the total spread of your assumed Tivella Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Acquisition; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Acquisition. The number of shares of Cisco common stock subject to your assumed Tivella Option(s) was determined by multiplying the Option Exchange Ratio by the number of shares remaining subject to your Tivella Option(s) on the Closing Date and rounding the resulting product down to the next whole number of shares of Cisco common stock. The exercise price per share of your assumed Tivella Option(s) was determined by dividing the exercise price per share of your Tivella Option(s) by the Option Exchange Ratio and rounding the resulting quotient up to the next whole cent.

Unless the context otherwise requires, any references in the applicable one of the Plans and the Option Agreement(s) to: (i) the “Company” or the “Corporation” means Cisco, (ii) “Stock,” “Common Stock” or “Shares” means shares of Cisco common stock, (iii) the “Board of Directors” or the “Board” means the Board of Directors of Cisco and (iv) the “Committee” means the Compensation and Management Development Committee of the Board of Directors of Cisco. All references in the Option Agreement(s) and the applicable one of the Plans relating to your status as an employee of Tivella will now refer to your status as an employee of Cisco or any present or future Cisco subsidiary.

The vesting commencement date, vesting schedule and expiration date of your assumed Tivella Option(s) remain the same as set forth in the Option Agreement(s) (with the number of shares subject to each vesting installment and the exercise price per share adjusted to reflect the effect of the Acquisition). Vesting of your assumed Tivella Option(s) will be suspended during all leaves of absence in accordance with Cisco’s policies and, the only permissible methods to exercise your assumed Tivella Option(s) are cash, check, wire transfer, or through a cashless exercise program with a Cisco-designated broker. All other provisions which govern either the exercise or the termination of your assumed Tivella Option(s) remain the same as set forth in the Option Agreement(s), and the provisions of the Option Agreement(s) will govern and control your rights under this Agreement to purchase shares of Cisco common stock, except (i) no assumed Tivella Option(s) may be “early exercised” (i.e., an assumed Tivella Option may be exercised for shares of Cisco common stock only to the extent the assumed Tivella Option is vested at the time of exercise pursuant to the applicable vesting schedule) and (ii) as expressly modified by this Agreement, the Merger Agreement or otherwise in connection with the Acquisition. Upon termination of your employment with Cisco or any present or future Cisco subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your assumed Tivella Option(s) to the extent vested and outstanding at the time of termination after which time your assumed Tivella Option(s) will expire and NOT be exercisable for Cisco common stock.

To exercise your assumed Tivella Option(s), you must utilize Cisco’s designated broker, the Charles Schwab Corporation (the telephone number is ______________).

Nothing in this Agreement or the Option Agreement(s) interferes in any way with your right and your employer’s right, which rights are expressly reserved, to terminate your employment at any time for any reason. Future options, if any, you may receive from Cisco will be governed by the terms of the Cisco stock option plan under which such options are granted, and such terms may be different from the terms of your assumed Tivella Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of employment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURE PAGE FOLLOWS]

Please sign and date this Agreement, as soon as possible, and return a scanned copy by email to _______________ at _____________.

Until your fully executed Acknowledgment (below) is received by Cisco’s Stock Administration Department your Cisco account will not be activated and your assumed Tivella Option(s) will not be exercisable. If you have any questions regarding this Agreement or your assumed Tivella Option(s), please contact __________ at _____________.

CISCO SYSTEMS, INC.

By:	/s/ Mark Chandler

Mark Chandler
Corporate Secretary

ACKNOWLEDGMENT

The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands and agrees that all rights and liabilities with respect to the assumed Tivella Option(s) listed on the table above are hereby assumed by Cisco and are as set forth in the Option Agreement(s) for such assumed Tivella Option(s), the applicable one of the Plans and this Stock Option Assumption Agreement and agrees to the terms as set forth in such Stock Option Assumption Agreement.

DATED: __________________, 2007	____________________________________

____________________ - Optionee

Address: ____________________________ ___________________________________

Cisco ID No.:

ATTACHMENTS

Exhibit A – Form S-8 Prospectus

CISCO SYSTEMS, INC.

STOCK OPTION ASSUMPTION AGREEMENT

ISRAEL

Dear _________________:

As you know, on January 5, 2007, (the “Closing Date”) Cisco Systems, Inc. (“Cisco”) acquired Tivella, Inc. (“Tivella”) (the “Acquisition”) pursuant to the Agreement and Plan of Merger by and among Cisco Systems, Inc., Anakin Acquisition Corp., and Tivella dated December 14, 2006 (the “Merger Agreement”). On the Closing Date you held one or more outstanding options to purchase shares of Tivella common stock granted to you under either of the 2002 Stock Option Plan or the 2006 Stock Incentive Plan (herein referred to collectively as the “Plans”). Pursuant to the Merger Agreement, on the Closing Date, Cisco assumed all obligations of Tivella under your outstanding option (or options). This Stock Option Assumption Agreement (the “Agreement”) evidences the terms of Cisco’s assumption of an option (or options) to purchase Tivella common stock granted to you under either of the Plans (the “Tivella Option(s)”), and documented by a stock option agreement (or stock option agreements) and any amendment(s) entered into by and between you and Tivella (the “Option Agreement(s)”), including the necessary adjustments for assumption of the Tivella Option(s) that are required by the Acquisition.

The table below summarizes your Tivella Option(s) immediately before and after the Acquisition:

TIVELLA OPTION				ASSUMED TIVELLA OPTION
Grant Date	Plan	No. of Tivella Shares	Exercise Price per Share	No. of Cisco Shares	Exercise Price per Share

The post-Acquisition adjustments are based on the Option Exchange Ratio of 0.0674958041 for stock options granted under the 2002 Stock Option Plan (the “2002 SOP”) and an Option Exchange Ratio of 0.0365430294 for stock options granted under the 2006 Stock Incentive Plan (the “2006 SIP”) (as determined in accordance with the terms of the Merger Agreement) and are intended to: (i) assure that the total spread of your assumed Tivella Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Acquisition; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Acquisition. The number of shares of Cisco common stock subject to your assumed Tivella Option(s) was determined by multiplying the Option Exchange Ratio by the number of shares remaining subject to your Tivella Option(s) on the Closing Date and rounding the resulting product down to the next whole number of shares of Cisco common stock. The exercise price per share of your assumed Tivella Option(s) was determined by dividing the exercise price per share of your Tivella Option(s) by the Option Exchange Ratio and rounding the resulting quotient up to the next whole cent.

Unless the context otherwise requires, any references in the applicable one of the Plans and the Option Agreement(s) to: (i) the “Company” or the “Corporation” means Cisco, (ii) “Stock,” “Common Stock” or “Shares” means shares of Cisco common stock, (iii) the “Board of Directors” or the “Board” means the Board of Directors of Cisco and (iv) the “Committee” means the Compensation and Management Development Committee of the Board of Directors of Cisco. All references in the Option Agreement(s) and the applicable one of the Plans relating to your status as an employee of Tivella will now refer to your status as an employee of Cisco or any present or future Cisco subsidiary.

The vesting commencement date, vesting schedule and expiration date of your assumed Tivella Option(s) remain the same as set forth in the Option Agreement(s) (with the number of shares subject to each vesting installment and the exercise price per share adjusted to reflect the effect of the Acquisition). Vesting of your assumed Tivella Option(s) will be suspended during all leaves of absence in accordance with Cisco’s policies and the only permissible methods to exercise your assumed Tivella Option(s) are cash, check, wire transfer, or through a cashless exercise program with a Cisco-designated broker. All other provisions which govern either the exercise or the termination of your assumed Tivella Option(s) remain the same as set forth in the Option Agreement(s), and the provisions of the Option Agreement(s) will govern and control your rights under this Agreement to purchase shares of Cisco common stock, except (i) no assumed Tivella Option(s) may be “early exercised” (i.e., an assumed Tivella Option may be exercised for shares of Cisco common stock only to the extent the assumed Tivella Option is vested at the time of exercise pursuant to the applicable vesting schedule) and (ii) as expressly modified by this Agreement, the Merger Agreement or otherwise in connection with the Acquisition. Upon termination of your employment with Cisco or any present or future Cisco subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your assumed Tivella Option(s) to the extent vested and outstanding at the time of termination after which time your assumed Tivella Option(s) will expire and NOT be exercisable for Cisco common stock.

To exercise your assumed Tivella Option(s), you must utilize Cisco’s designated broker, the Charles Schwab Corporation (the telephone number is _________________).

Nothing in this Agreement or the Option Agreement(s) interferes in any way with your right and your employer’s right, which rights are expressly reserved, to terminate your employment at any time for any reason. Future options, if any, you may receive from Cisco will be governed by the terms of the Cisco stock option plan under which such options are granted, and such terms may be different from the terms of your assumed Tivella Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of employment.

Regardless of any action Tivella, Cisco or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding related to your Tivella Options (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that Tivella, Cisco and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Tivella Option grant, including the grant, vesting, conversion into options over Cisco stock or exercise of the Tivella Option, any acceleration of vesting, the subsequent sale of shares of Common Stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the conversion of Tivella Options into Cisco options, any acceleration of vesting or any aspect of the Tivella Option to reduce or eliminate your liability for Tax-Related Items.

Prior to exercise of the Tivella Option (or conversion/acceleration of vesting of your Tivella Options if the conversion/acceleration is a taxable event in your country), you agree to pay or make adequate arrangements satisfactory to Cisco and/or the Employer to satisfy all withholding and payment on account obligations of Cisco and/or the Employer. In this regard, you authorize Cisco and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by Cisco and/or the Employer or from proceeds of the sale of shares of Common Stock. Alternatively, or in addition, if permissible under local law, Cisco may (1) sell or arrange for the sale of shares of Common Stock that you acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares of Common Stock, provided that Cisco only withholds the amount of shares of Common Stock necessary to satisfy the minimum withholding amount. Finally, you shall pay to Cisco or the Employer any amount of Tax-Related Items that Cisco or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of shares of Common Stock that cannot be satisfied by the means previously described. Cisco may refuse to honor the exercise, refuse to convert your Tivella Options and/or refuse to deliver the shares of Common Stock if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, the Employer, and Cisco and its present and future subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that Cisco and the Employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Cisco, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom You may elect to deposit any shares of stock acquired upon exercise of the Option. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, You understand that you may contact your local human resources representative.

By signing below, you hereby acknowledge and agree as follows: (a) the terms of each of your Tivella Options and this release agreement are governed by California law notwithstanding any choice of law provided in the Option Agreements; (b) all benefits arising out of each of Tivella Options arise outside the scope of your employment; (c) each of your Tivella Options and this release agreement do not establish a working relationship between you and Tivella or Cisco; (d) you understand that the conversion and adjustment of each of your Tivella Options and/or acceleration of vesting of your Tivella Options to Cisco options may have adverse tax and social insurance contribution consequences, including but not limited to any loss of tax and social insurance qualified status and the inability to obtain a tax or social insurance refund for taxes or contributions already paid on such Tivella Options and that Tivella, Cisco and your Employer do not take any responsibility or liability with respect to the loss of tax and social insurance qualified status of your Tivella Options; (e) that you received information regarding the adjustment and conversion of your Tivella Options for the purposes of disclosure under local securities laws; and (f) you acknowledge that exercise of your Tivella Options is contingent upon compliance with applicable local laws; in particular, if allowing you to exercise your Tivella Option would not be compliant with applicable local securities laws, you will not be permitted to exercise the options.

Furthermore, you generally and completely release Tivella, Cisco, and their successors, predecessors, subsidiaries and affiliates and their respective directors, officers and employees from all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct or omissions occurring at any time with respect to each of your Tivella Options. This general release includes, but is not limited to, all claims arising from or related to the conversion of Tivella Options, including but not limited to any loss of tax and social insurance qualified status of each of your Tivella Options due to the conversion and adjustment into Cisco options and/or any acceleration of vesting and any inability to obtain a refund with respect to taxes or social insurance contributions already paid on such options. The provisions of this release agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Finally, you understand and agree that the Tivella Options assumed by Cisco shall be subject to and administered in accordance with the terms of the trust agreement between Cisco, its subsidiaries in Israel and ESOP Management & Trust Services Ltd., ESOP Trust Company and Excellence Brokerage Services Ltd.

Please sign and date this Agreement, as soon as possible, and return a scanned copy by email to _________________ at ________________.

Until your fully executed Acknowledgment (below) is received by Cisco’s Stock Administration Department your Cisco account will not be activated and your assumed Tivella Option(s) will not be exercisable. If you have any questions regarding this Agreement or your assumed Tivella Option(s), please contact ____________ at _______________.

CISCO SYSTEMS, INC.

By:	/s/ Mark Chandler

Mark Chandler
Corporate Secretary

ACKNOWLEDGMENT

The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands and agrees that all rights and liabilities with respect to the assumed Tivella Option(s) listed on the table above are hereby assumed by Cisco and are as set forth in the Option Agreement(s) for such assumed Tivella Option(s), the applicable one of the Plans and this Stock Option Assumption Agreement and agrees to the terms as set forth in such Stock Option Assumption Agreement.

DATED: __________________, 2007	____________________________________

____________________ - Optionee

Address: ____________________________ ___________________________________

Cisco ID No.:

ATTACHMENTS

Exhibit A – Form S-8 Prospectus

CISCO SYSTEMS, INC.

STOCK OPTION ASSUMPTION AGREEMENT

RUSSIA

Dear ______________:

As you know, on January 5, 2007, (the “Closing Date”) Cisco Systems, Inc. (“Cisco”) acquired Tivella, Inc. (“Tivella”) (the “Acquisition”) pursuant to the Agreement and Plan of Merger by and among Cisco Systems, Inc., Anakin Acquisition Corp., and Tivella dated December 14, 2006 (the “Merger Agreement”). On the Closing Date you held one or more outstanding options to purchase shares of Tivella common stock granted to you under either of the 2002 Stock Option Plan or the 2006 Stock Incentive Plan (herein referred to collectively as the “Plans”). Pursuant to the Merger Agreement, on the Closing Date, Cisco assumed all obligations of Tivella under your outstanding option (or options). This Stock Option Assumption Agreement (the “Agreement”) evidences the terms of Cisco’s assumption of an option (or options) to purchase Tivella common stock granted to you under either of the Plans (the “Tivella Option(s)”), and documented by a stock option agreement (or stock option agreements) and any amendment(s) entered into by and between you and Tivella (the “Option Agreement(s)”), including the necessary adjustments for assumption of the Tivella Option(s) that are required by the Acquisition.

The table below summarizes your Tivella Option(s) immediately before and after the Acquisition:

TIVELLA OPTION				ASSUMED TIVELLA OPTION
Grant Date	Plan	No. of Tivella Shares	Exercise Price per Share	No. of Cisco Shares	Exercise Price per Share

The post-Acquisition adjustments are based on the Option Exchange Ratio of 0.0674958041 for stock options granted under the 2002 Stock Option Plan (the “2002 SOP”) and an Option Exchange Ratio of 0.0365430294 for stock options granted under the 2006 Stock Incentive Plan (the “2006 SIP”) (as determined in accordance with the terms of the Merger Agreement) and are intended to: (i) assure that the total spread of your assumed Tivella Option(s) (i.e., the difference between the aggregate fair market value and the aggregate exercise price) does not exceed the total spread that existed immediately prior to the Acquisition; and (ii) to preserve, on a per share basis, the ratio of exercise price to fair market value that existed immediately prior to the Acquisition. The number of shares of Cisco common stock subject to your assumed Tivella Option(s) was determined by multiplying the Option Exchange Ratio by the number of shares remaining subject to your Tivella Option(s) on the Closing Date and rounding the resulting product down to the next whole number of shares of Cisco common stock. The exercise price per share of your assumed Tivella Option(s) was determined by dividing the exercise price per share of your Tivella Option(s) by the Option Exchange Ratio and rounding the resulting quotient up to the next whole cent.

Unless the context otherwise requires, any references in the applicable one of the Plans and the Option Agreement(s) to: (i) the “Company” or the “Corporation” means Cisco, (ii) “Stock,” “Common Stock” or “Shares” means shares of Cisco common stock, (iii) the “Board of Directors” or the “Board” means the Board of Directors of Cisco and (iv) the “Committee” means the Compensation and Management Development Committee of the Board of Directors of Cisco. All references in the Option Agreement(s) and the applicable one of the Plans relating to your status as an employee of Tivella will now refer to your status as an employee of Cisco or any present or future Cisco subsidiary.

The vesting commencement date, vesting schedule and expiration date of your assumed Tivella Option(s) remain the same as set forth in the Option Agreement(s) (with the number of shares subject to each vesting installment and the exercise price per share adjusted to reflect the effect of the Acquisition). Vesting of your assumed Tivella Option(s) will be suspended during all leaves of absence in accordance with Cisco’s policies and, subject to such limitations as may be imposed by Russian exchange control regulations, the only permissible methods to exercise your assumed Tivella Option(s) are cash, check, wire transfer, or through a cashless exercise program with a Cisco-designated broker. All other provisions which govern either the exercise or the termination of your assumed Tivella Option(s) remain the same as set forth in the Option Agreement(s), and the provisions of the Option Agreement(s) will govern and control your rights under this Agreement to purchase shares of Cisco common stock, except (i) no assumed Tivella Option(s) may be “early exercised” (i.e., an assumed Tivella Option may be exercised for shares of Cisco common stock only to the extent the assumed Tivella Option is vested at the time of exercise pursuant to the applicable vesting schedule) and (ii) as expressly modified by this Agreement, the Merger Agreement or otherwise in connection with the Acquisition. Upon termination of your employment with Cisco or any present or future Cisco subsidiary, you will have the applicable limited post-termination exercise period specified in your Option Agreement(s) for your assumed Tivella Option(s) to the extent vested and outstanding at the time of termination after which time your assumed Tivella Option(s) will expire and NOT be exercisable for Cisco common stock.

To exercise your assumed Tivella Option(s), you must utilize Cisco’s designated broker, the Charles Schwab Corporation (the telephone number is ______________). In no event will shares of Common Stock purchased upon exercise of your assumed Tivella Option(s) be delivered to you in Russia; all such shares will be maintained on your behalf in the United States.

Nothing in this Agreement or the Option Agreement(s) interferes in any way with your right and your employer’s right, which rights are expressly reserved, to terminate your employment at any time for any reason. Future options, if any, you may receive from Cisco will be governed by the terms of the Cisco stock option plan under which such options are granted, and such terms may be different from the terms of your assumed Tivella Option(s), including, but not limited to, the time period in which you have to exercise vested options after your termination of employment.

Regardless of any action Tivella, Cisco or your employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding related to your Tivella Options (“Tax-Related Items”), you acknowledge that the ultimate liability for all Tax-Related Items legally due by you is and remains your responsibility and that Tivella, Cisco and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Tivella Option grant, including the grant, vesting, conversion into options over Cisco stock or exercise of the Tivella Option, any acceleration of vesting, the subsequent sale of shares of Common Stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the conversion of Tivella Options into Cisco options, any acceleration of vesting or any aspect of the Tivella Option to reduce or eliminate your liability for Tax-Related Items.

Prior to exercise of the Tivella Option (or conversion/acceleration of vesting of your Tivella Options if the conversion/acceleration is a taxable event in your country), you agree to pay or make adequate arrangements satisfactory to Cisco and/or the Employer to satisfy all withholding and payment on account obligations of Cisco and/or the Employer. In this regard, you authorize Cisco and/or the Employer to withhold all applicable Tax-Related Items legally payable by you from your wages or other cash compensation paid to you by Cisco and/or the Employer or from proceeds of the sale of shares of Common Stock. Alternatively, or in addition, if permissible under local law, Cisco may (1) sell or arrange for the sale of shares of Common Stock that you acquire to meet the withholding obligation for Tax-Related Items, and/or (2) withhold in shares of Common Stock, provided that Cisco only withholds the amount of shares of Common Stock necessary to satisfy the minimum withholding amount. Finally, you shall pay to Cisco or the Employer any amount of Tax-Related Items that Cisco or the Employer may be required to withhold as a result of your participation in the Plan or your purchase of shares of Common Stock that cannot be satisfied by the means previously described. Cisco may refuse to honor the exercise, refuse to convert your Tivella Options and/or refuse to deliver the shares of Common Stock if you fail to comply with your obligations in connection with the Tax-Related Items as described in this section.

You hereby explicitly and unambiguously consent to the collection, use and transfer, in electronic or other form, of your personal data as described in this document by and among, as applicable, the Employer, and Cisco and its present and future subsidiaries for the exclusive purpose of implementing, administering and managing your participation in the Plan.

You understand that Cisco and the Employer may hold certain personal information about you, including, but not limited to, your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Cisco, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in your favor, for the purpose of implementing, administering and managing the Plan (“Data”). You understand that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in your country or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than your country. You understand that you may request a list with the names and addresses of any potential recipients of the Data by contacting your local human resources representative. You authorize the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom You may elect to deposit any shares of stock acquired upon exercise of the Option. You understand that Data will be held only as long as is necessary to implement, administer and manage your participation in the Plan. You understand that you may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing your local human resources representative. You understand, however, that refusing or withdrawing your consent may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or withdrawal of consent, You understand that you may contact your local human resources representative.

By signing below, you hereby acknowledge and agree as follows: (a) the terms of each of your Tivella Options and this release agreement are governed by California law notwithstanding any choice of law provided in the Option Agreements; (b) all benefits arising out of each of Tivella Options arise outside the scope of your employment; (c) each of your Tivella Options and this release agreement do not establish a working relationship between you and Tivella or Cisco; (d) you understand that the conversion and adjustment of each of your Tivella Options and/or acceleration of vesting of your Tivella Options to Cisco options may have adverse tax and social insurance contribution consequences, including but not limited to any loss of tax and social insurance qualified status and the inability to obtain a tax or social insurance refund for taxes or contributions already paid on such Tivella Options and that Tivella, Cisco and your Employer do not take any responsibility or liability with respect to the loss of tax and social insurance qualified status of your Tivella Options; (e) that you received information regarding the adjustment and conversion of your Tivella Options for the purposes of disclosure under local securities laws; and (f) you acknowledge that exercise of your Tivella Options is contingent upon compliance with applicable local laws; in particular, if allowing you to exercise your Tivella Option would not be compliant with applicable local securities laws, you will not be permitted to exercise the options.

Furthermore, you generally and completely release Tivella, Cisco, and their successors, predecessors, subsidiaries and affiliates and their respective directors, officers and employees from all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct or omissions occurring at any time with respect to each of your Tivella Options. This general release includes, but is not limited to, all claims arising from or related to the conversion of Tivella Options, including but not limited to any loss of tax and social insurance qualified status of each of your Tivella Options due to the conversion and adjustment into Cisco options and/or any acceleration of vesting and any inability to obtain a refund with respect to taxes or social insurance contributions already paid on such options. The provisions of this release agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Finally, you acknowledge that this release agreement, the Option Agreements, the Plans and all other materials you may receive regarding the grant, vesting, conversion into options over Cisco stock or exercise of the Tivella Option(s) do not constitute advertising or an offering of securities in Russia. The issuance of securities pursuant to the exercise of the Tivella Option(s) has not and will not be registered in Russia and therefore, the securities described in any documents relating to the Tivella Option(s) may not be used for offering or public circulation in Russia.

Please sign and date this Agreement, as soon as possible, and return a scanned copy by email to _________________ at ____________.

Until your fully executed Acknowledgment (below) is received by Cisco’s Stock Administration Department your Cisco account will not be activated and your assumed Tivella Option(s) will not be exercisable. If you have any questions regarding this Agreement or your assumed Tivella Option(s), please contact ___________ at ____________.

CISCO SYSTEMS, INC.

By:	/s/ Mark Chandler

Mark Chandler
Corporate Secretary

ACKNOWLEDGMENT

The undersigned acknowledges receipt of the foregoing Stock Option Assumption Agreement and understands and agrees that all rights and liabilities with respect to the assumed Tivella Option(s) listed on the table above are hereby assumed by Cisco and are as set forth in the Option Agreement(s) for such assumed Tivella Option(s), the applicable one of the Plans and this Stock Option Assumption Agreement and agrees to the terms as set forth in such Stock Option Assumption Agreement.

DATED: __________________, 2007	____________________________________

____________________ - Optionee

Address: ____________________________ ___________________________________

Cisco ID No.:

ATTACHMENTS

Exhibit A – Form S-8 Prospectus